                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   November 19, 2004
                                                -------------------------

                            Finlay Enterprises, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                       0-25716                  13-3492802
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission               (IRS Employer
 of incorporation)                   File Number)            Identification No.)

529 Fifth Avenue, New York, New York                               10017
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (212) 808-2800
                                                   -----------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

     [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))

     [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On November 19, 2004, Finlay Enterprises, Inc. (the "Registrant") and
its wholly-owned subsidiary, Finlay Fine Jewelry Corporation ("Finlay Jewelry")
entered into a Consent and Amendment No. 3 in respect of the Second Amended and
Restated Credit Agreement dated as of January 22, 2003 (as amended, the "Credit
Agreement") by and among the Registrant, Finlay Jewelry, the several banks and other financial institutions from time to time parties to the Credit Agreement
(the "Lenders") and General Electric Capital Corporation, as agent for the
Lenders (the "Consent and Amendment"). On November 22, 2004, Finlay Jewelry
entered into a Seventh Amendment to Amended and Restated Gold Consignment
Agreement dated as of March 30, 2001 (as amended, the "Gold Consignment
Agreement") by and among Finlay Jewelry, eFinlay, Inc., Sovereign Bank and the other parties thereto (the "Institutions") (the "Seventh Amendment"). Under the
terms of the Consent and Amendment and the Seventh Amendment, the Lenders and
the Institutions, respectively, have agreed to allow Finlay Jewelry to continue to pay dividends to the Registrant to repurchase its common stock in open market or privately negotiated transactions through September 30, 2005 in an amount of up to $12,600,000. The foregoing is qualified in its entirety by reference to the Consent and Amendment and the Seventh Amendment attached hereto as Exhibit
10.1 and Exhibit 10.2, respectively, and incorporated by reference herein.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         (a) - (b)  Not Applicable

         (c) Exhibits. The following exhibits are filed as part of this report:

EXHIBIT NO.       DESCRIPTION
-----------       -----------
10.1           Consent and Amendment No. 3, dated as of November 19, 2004 to the
               Second Amended and Restated Credit Agreement, dated of January
               22, 2003, among Registrant, Finlay Jewelry, General Electric
               Capital Corporation, individually and in its capacity as
               administrative agent, Fleet Precious Metals, Inc., individually and as documentation agent, and certain other banks and
               institutions.

10.2           Seventh Amendment, dated as of November 22, 2004, among Sovereign
               Bank, as agent and a bank, Sovereign Precious Metals LLC,
               Commerzbank International S.A., Finlay Jewelry and eFinlay, Inc.
               to the Amended and Restated Gold Consignment Agreement, dated as of March 30, 2001, as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FINLAY ENTERPRISES, INC.

Date: November 22, 2004                    By: /s/ Bruce E. Zurlnick
                                               ---------------------------------
                                               Bruce E. Zurlnick
                                               Senior Vice President, Treasurer
                                               and Chief Financial Officer